UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2006

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-14354
(Commission file number)

35-1692825
(I.R.S. Employer Identification No.)

135 NORTH PENNSYLVANIA STREET
SUITE 2800
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 269-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 18, 2006, the Board of Directors (the “Board”) of First Indiana Corporation amended the charters of the Audit Committee, Compensation Committee, and its Corporate Governance Principles.  In addition, the Board adopted the Governance and Nominating Committee Charter. The previously mentioned documents are attached as exhibits and are available on the Corporation’s website at www.firstindiana.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1    Audit Committee.
99.2    Compensation Committee.
99.3    Corporate Governance Principles.
99.4    Governance and Nominating Committee.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION

Date: October 23, 2006	By:	/s/ William J. Brunner
William J. Brunner Chief Financial Officer